Exhibit 10.9

TERM NOTE

$3,550,000.00	East Meadow, New York
As of March 30, 2021

WOLO MFG. CORP., a New York corporation, WOLO INDUSTRIAL HORN & SIGNAL, INC., a New York corporation and 1847 WOLO INC., a Delaware corporation (collectively, jointly and severally, the “Borrower”), for value received, hereby, jointly and severally promise to pay to the order of STERLING NATIONAL BANK (the “Bank”) on the Term Loan Maturity Date as defined in the Agreement herewith referred to, at its office specified in the Credit Agreement dated as of March 30, 2021 between the Borrower and the Bank, as amended from time to time (as so amended the “Agreement”; terms defined in the Agreement shall have their defined meanings when used in this Note) in lawful money of the United States and in immediately available funds, the principal sum of THREE MILLION FIVE HUNDRED FIFTY THOUSAND and 00/100 ($3,550,000.00) DOLLARS. The Borrower further promises to pay interest at said office in like money on the unpaid principal balance of this Term Note from time to time outstanding at an annual rate pursuant to the terms of Section 2.3(b) of the Agreement. Borrower agrees to make the applicable payments set forth in Section 2 (inclusive) of the Agreement. Interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable as provided in the Agreement. After the stated or accelerated maturity hereof, this Note shall bear interest at a rate as set forth in the Agreement, payable on demand, but in no event in excess of the maximum rate of interest permitted under any applicable law.

This Term Note is the Term Note referred to in the Agreement and is entitled to the benefits and subject to the terms thereof and may be prepaid in whole or in part (subject to the indemnity provided in the Agreement) as provided therein. This Term Note is secured by the collateral described in the Agreement and the Security Documents.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid under this Note may be declared immediately due and payable as provided in the Agreement.

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SIGNATURE PAGE

Term Note

This Note shall be construed in accordance with and governed by the laws of the State of New York.

WOLO MFG. CORP.

By:
Name:
Title:

WOLO INDUSTRIAL HORN & SIGNAL, INC.

By:
Name:
Title:

1847 WOLO INC.

By:
Name:
Title: